[Logo]

[graphic omitted]

                               LIBERTY INCOME FUND

                                  ANNUAL REPORT
                                DECEMBER 31, 2001

-------------------------------------------------------------------------------
PRESIDENT'S MESSAGE
-------------------------------------------------------------------------------

[Photo of Keith T. Banks]

Dear Shareholder:

The last 12 months have been a remarkable period. In response to overwhelming evidence of a slowing economy, the US Federal Reserve Board (the Fed) reversed its monetary policy from a tightening bias to one of easing. In an effort to avoid recession, the Fed aggressively lowered interest rates, announcing 11 cuts during 2001. At the close of the period, short-term rates stood at a record low 1.75%. Despite these measures, the US officially slipped into recession in March, although this was not recognized until several months later. The events of September 11 impacted markets in the US and around the world, but with the passage of time we have begun to see that many opportunities remain.

There have been a number of developments at Liberty Funds since the June 30 semiannual report to shareholders. One of the most significant is the completion of the sale of Liberty's asset management companies to FleetBoston Financial in November 2001. As a result, Liberty Funds is now part of Fleet.

In light of this change and recent turmoil in the markets, I think it is important to assure you that only the ownership of the investment advisor has changed. Your fund will continue to be guided by portfolio manager Richard Stevens, following the same investment principles which attracted you to the fund in the first place. In the following report, he will provide further information about the fund's performance and the strategies employed during the period. As always, we thank you for choosing Liberty Income Fund and for giving us the opportunity to serve your investment needs.

    Sincerely,

/s/ Keith T. Banks

    Keith T. Banks
    President

--------------------------------------------------------------------------------

 MEET THE NEW PRESIDENT

 Effective November 1, 2001, Mr. Keith Banks has taken on the position of president of Liberty Funds. Mr. Banks is currently chief investment officer of Fleet Asset Management. Prior to joining Fleet, he was managing director and head of US equity for J.P. Morgan Investment Management from 1996 to 2000. He began his investment career in 1981 as an equity analyst at Home Insurance. A chartered financial analyst, Mr. Banks earned his BA from Rutgers University and his MBA from Columbia Business School.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 NET ASSET VALUE PER SHARE as of 12/31/01 ($)
        Class A                                                     5.96
        Class B                                                     5.96
        Class C                                                     5.96

 DISTRIBUTIONS DECLARED PER SHARE 1/1/01 - 12/31/01 ($)
        Class A                                                    0.395
        Class B                                                    0.350
        Class C                                                    0.359

--------------------------------------------------------------------------------

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

                                                     --------------------------
                                                     Not FDIC  May Lose Value
                                                               ----------------
                                                     Insured   No Bank Guarantee
                                                     --------------------------

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION
-------------------------------------------------------------------------------

Value of a $10,000 investment
12/31/91 - 12/31/01

         Class A Shares      Class A Shares    Lehman Brothers
            without              with            Government/
          Sales Charge        Sales Charge     Credit Bond Index
----------------------------------------------------------------
           $10,000             $ 9,525             $10,000
            10,033               9,556               9,850
            10,401               9,907              10,249
            10,845              10,330              10,750
            10,883              10,366              10,759
            11,455              10,911              11,259
            11,778              11,218              11,597
            12,190              11,611              11,981
            12,195              11,616              11,946
            11,772              11,212              11,572
            11,549              11,001              11,428
            11,603              11,052              11,486
            11,693              11,137              11,528
            12,305              11,721              12,102
            13,130              12,506              12,888
            13,460              12,820              13,134
            14,067              13,398              13,746
            13,718              13,066              13,424
            13,722              13,070              13,487
            14,077              13,409              13,725
            14,571              13,879              14,145
            14,389              13,706              14,023
            14,949              14,239              14,533
            15,518              14,781              15,042
            15,835              15,083              15,525
            16,155              15,388              15,761
            16,481              15,698              16,174
            16,974              16,168              16,974
            17,122              16,308              16,997
            17,132              16,318              16,793
            16,865              16,064              16,608
            16,812              16,014              16,698
            16,801              16,003              16,629
            17,011              16,203              17,076
            17,131              16,318              17,324
            17,633              16,796              17,821
            18,042              17,185              18,600
            18,602              17,718              19,195
            18,656              17,770              19,253
            19,342              18,424              20,169
            19,259              18,344              20,180


 PERFORMANCE OF A $10,000 INVESTMENT IN
 ALL SHARE CLASSES, 12/31/91 - 12/31/01 ($)

                             without   with
                              sales    sales
                             charge   charge
---------------------------------------------
Class A                       19,259   18,344
---------------------------------------------
Class B                       17,901   17,901
---------------------------------------------
Class C                       18,760   18,760

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. The above illustration assumes a $10,000 investment on December 31, 1991 and reinvestment of income and capital gains distributions. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of a selection of US government and investment grade corporate bonds. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

Average annual total return as of 12/31/01 (%)

Share class         A                         B                      C
------------------------------------------------------------------------------
Inception        12/1/69                   5/15/92                 8/1/97
------------------------------------------------------------------------------

            without       with      without       with      without       with
             sales       sales       sales       sales       sales       sales
             charge      charge      charge      charge      charge      charg

------------------------------------------------------------------------------
1-year        6.75        1.68        5.96        0.96        6.12        5.12

------------------------------------------------------------------------------
5-year        5.74        4.72        4.95        4.64        5.19        5.19

------------------------------------------------------------------------------
10-year       6.77        6.26        6.00        6.00        6.49        6.49

------------------------------------------------------------------------------

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT WWW.LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES. Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: through first year- 5%, second year-4%, third year-3%, fourth year-3%, fifth year-2%, sixth year- 1%, thereafter-0%, and the class C contingent deferred sales charge of 1% for the first year only. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and C share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been lower.

--------------------------------------------------------------------------------
    SEC YIELDS AS OF 12/31/01 (%)
    CLASS A                                                           4.74
    CLASS B                                                           4.20
    CLASS C                                                           4.35

    THE 30-DAY SEC YIELDS REFLECT THE PORTFOLIO'S EARNING POWER NET OF EXPENSES, EXPRESSED AS AN ANNUALIZED PERCENTAGE OF THE PUBLIC OFFERING PRICE PER SHARE. IF THE ADVISOR OR ITS AFFILIATES HAD NOT WAIVED CERTAIN FUND EXPENSES, THE SEC YIELD WOULD HAVE BEEN 4.20% FOR CLASS C SHARES.

    PORTFOLIO STRUCTURE AS OF 12/31/01 (%)
    CORPORATE BONDS                                                   57.9
    US GOVERNMENT AGENCIES
     AND OBLIGATIONS                                                  29.7
    CASH EQUIVALENTS                                                   6.4
    EQUITY                                                             2.3
    FOREIGN GOVERNMENT NOTES/BONDS                                     1.0
    OTHER                                                              2.7

    MATURITY BREAKDOWN AS OF 12/31/01 (%)

              0-3 YEARS                          3.9
              3-5 YEARS                         25.3
              5-10 YEARS                        37.4
              10-15 YEARS                       20.5
              15-20 YEARS                        1.5
              EQUITY                             2.3
              REPURCHASE AGREEMENT               6.4
              OTHER                              2.7

    Portfolio structure and maturity breakdown are calculated as a percentage of net assets. Maturity breakdown is based on each security's effective maturity, which reflects pre-refundings, mandatory puts and other conditions that affect a bond's maturity. Because the fund is actively managed, there can be no guarantee that the fund will continue to maintain these breakdowns and structure in the future.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

After struggling through an extremely difficult year in 2000, Liberty Income Fund performed better in 2001. For the 12-month period ended December 31, 2001, the fund's class A shares generated a total return of 6.75% without a sales charge. The fund did underperform its benchmark, the Lehman Government/ Credit Bond Index, which returned 8.50% for the same period. This underperformance was caused mainly by the fact that the fund maintains a position in the high yield bond sector, which was extremely volatile in 2001. By contrast, the index reflects the performance of the higher-quality segments of the bond market.

BOND PERFORMANCE MIXED DURING PERIOD
The Fed's aggressive interest rate cuts provided some support for bond prices during 2001. As the yield curve steepened, the environment was generally more favorable for short- and intermediate-term bonds than for long-term bonds. Treasury bonds led performance for much of the period, while investment-grade corporate bonds trailed slightly and high yield bonds struggled. Because their issuers are, by definition, companies with weaker balance sheets, high yield bonds are more vulnerable to a slowing economy and tend to move more in line with stocks than with other sectors of the bond market. However, high yield bonds rebounded in the final months of the period as investors became more confident about the economy and the outcome of military action against terror.

The fund was fairly well positioned for these conditions, as the portfolio holds a large concentration of intermediate corporate and Treasury bonds. And although our high yield holdings were a hindrance throughout much of the period, they allowed us to participate in the high yield rally at the end of 2001.

PORTFOLIO QUALITY INCREASED
We were able to benefit from the diverse conditions in the market by increasing credit quality within the portfolio. We reduced our position in single B rated bonds from 5.8% of net assets to 2.4% of net assets during the first half of the period, but added to this position toward the end of the period in order to take advantage of the high yield recovery. During the second half of the period, we increased our weighting in high quality, AAA rated bonds (37.3% of net assets as of December 31, 2001), which performed relatively well.

NON-CYCLICALS, AUTOMOTIVE SECTOR PROVIDED STRONG PERFORMANCE During the period, we focused on more defensive sectors of the market, such as housing, health care, utilities and other non-cyclicals which tend to be less sensitive to economic slowdowns. In this category, holdings which performed well included supermarkets such as Delhaize America (1.5% of net assets) and PSE&G (2.1% of net assets), a utility company.

Surprisingly, the automotive sector also provided a boost to the fund's performance. Automobile sales soared toward the end of the period, driven by increased consumer confidence and low-interest financing incentives. We added to our automotive holdings early in the period and reaped the benefits as the period came to a close.

Intensive research and analysis often helps us to avoid companies with questionable fundamentals. As a result, the portfolio did not hold bonds from many of the year's major disappointments, such as Enron. Conseco or K-Mart, a fact which clearly benefited performance.

AIRLINE HOLDINGS HURT PERFORMANCE
Performance was negatively impacted by holdings in Delta (0.3% of net assets) and American Airlines (which we sold before period end). These airline holdings suffered in the immediate wake of the September 11 tragedies, but it now appears that the federal government will not allow these companies to go out of business and we have seen some recovery.

LOOKING AHEAD
Going forward, we expect to see the economy begin to pick up in the first half of the year, although this will probably be a long, slow process. Economic growth will likely be below average through the second half of 2002. Employers will probably be reluctant to risk their already tight profit margins by adding employees, so unemployment could continue to rise for the next several months. In terms of interest rates, we are unlikely to see further cuts from the Fed, but it also seems unlikely that they will return to a tightening bias anytime soon.

The bond market, and particularly the corporate bond market, should benefit under these conditions. We expect to see improved cash flows and more stable credit qualities in the coming months, as historically wide spreads begin to narrow. We intend to maintain our fundamental investment strategy, which focuses heavily on corporate bond issues. We will also continue to take advantage of occasional opportunities in the high yield market, especially if the high yield recovery continues.

 /s/ Richard A. Stevens

     Richard A. Stevens

Richard A. Stevens is portfolio manager of Liberty Income Fund and a vice president of Colonial Management Associates, Inc. (CMA). Mr. Stevens has managed or co-managed the fund since September 1995.

An investment in the fund offers attractive income and total return opportunities, but it also involves certain risks associated with the credit quality of lower-rated bonds. International investing may pose special risks due to currency fluctuations as well as political and social developments. The fund's manager seeks to manage the risk through diversification and allocation limits.

 PORTFOLIO QUALITY BREAKDOWN AS OF 12/31/01 (%)

AAA: 37.3%               B and below: 45%
A: 9.6%                  Equity: 2.3%
BBB: 32.4%               Other net assets: 2.7%
BB: 11.2%

Quality breakdown is calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's, Moody's or Fitch. Because the fund is actively managed, there can be no guarantee the fund will continue to maintain this quality breakdown in the future.

---------------------------------------------------------------------------
INVESTMENT PORTFOLIO
---------------------------------------------------------------------------

December 31, 2001

CORPORATE BONDS - 57.9%                                   PAR         VALUE
---------------------------------------------------------------------------
CAPITAL GOODS - 1.1%
AEROSPACE & DEFENSE - 1.1%
 Boeing Capital Corp.,
  7.375% 09/27/10                                 $ 1,500,000  $  1,579,650
                                                               ------------
---------------------------------------------------------------------------
CONSTRUCTION - 1.9%
BUILDING CONSTRUCTION - 1.9%
Centex Corp.,
  9.750% 06/15/05                                   2,000,000     2,176,560
D.R. Horton, Inc.,
  9.750% 09/15/10                                     500,000       510,000
                                                               ------------
                                                                  2,686,560
                                                               ------------
---------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 5.6%
DEPOSITORY INSTITUTION - 0.7%
Sovereign Bancorp, Inc.,
  10.500% 11/15/06                                  1,000,000     1,090,120
                                                               ------------
FINANCIAL SERVICES - 1.4%
Goldman Sachs Group, Inc.,
  6.875% 01/15/11                                   2,000,000     2,066,560
                                                               ------------
INSURANCE CARRIER - 1.4%
Jefferson-Pilot Capital Trust,
  8.285% 03/01/46 (a)                               2,000,000     2,040,040
                                                               ------------
NONDEPOSITORY CREDIT INSTITUTION - 1.4%
General Motors Acceptance Corp.,
  7.250% 03/02/11                                   2,000,000     2,004,480
                                                               ------------
REAL ESTATE - 0.7%
KB Home,
  8.625% 12/15/08                                   1,000,000     1,005,000
                                                               ------------
---------------------------------------------------------------------------
MANUFACTURING - 2.6%
CHEMICALS & ALLIED PRODUCTS - 0.3%
Huntsman ICI Holdings LLC,
  (b) 12/31/09                                        500,000       125,000
Messer Griesheim Holdings,
  10.375% 06/01/11                                    185,000       173,901
Texas Petrochemical Corp.,
  11.125% 07/01/06                                    255,000       209,100
                                                               ------------
                                                                    508,001
                                                               ------------
MISCELLANEOUS MANUFACTURING - 0.8%
Dana Corp.,
  9.000% 08/15/11 (a)                                 200,000       184,000
Delco Remy International, Inc.,
  10.625% 08/01/06                                  1,000,000     1,020,000
                                                               ------------
                                                                  1,204,000
                                                               ------------
PAPER PRODUCTS - 0.4% Potlatch Corp.,
  10.000% 07/15/11 (a)                                500,000       520,000
                                                               ------------
PETROLEUM REFINING - 0.7%
Pennzoil-Quaker State,
  10.000% 11/01/08 (a)                              1,000,000     1,050,000
                                                               ------------
TRANSPORTATION EQUIPMENT - 0.4%
Collins & Aikman Products,
  10.750% 12/31/11 (a)                                125,000       125,000
Lear Corp.,
  8.110% 05/15/09                                     400,000       402,264
                                                               ------------
                                                                    527,264
                                                               ------------
---------------------------------------------------------------------------
MINING & ENERGY - 12.1%
MISCELLANEOUS METAL ORE - 1.4%
Cyprus Amax Minerals Co.,
  10.125% 04/01/02                                  2,000,000     2,026,520
                                                               ------------
OIL & GAS EXTRACTION - 8.2%
El Paso Energy Corp.,
  8.500% 06/01/11                                     300,000       303,000
Occidental Petroleum,
  10.125% 09/15/09                                  1,600,000     1,912,944
Pemex Finance, Ltd.,
  9.030% 02/15/11                                   2,000,000     2,188,959
Pemex Project Funding Master Trust,
  9.125% 10/13/10                                   1,000,000     1,062,187
Phillips Petroleum Co.,
  9.375% 02/15/11                                   2,000,000     2,434,660
Pogo Producing Co.,
  8.250% 04/15/11                                   1,000,000     1,020,000
USX Corp.,
  9.375% 02/15/12                                   1,700,000     2,011,508
XTO Energy, Inc.,
  8.750% 11/01/09                                   1,000,000     1,047,500
                                                               ------------
                                                                 11,980,758
                                                               ------------
OIL & GAS FIELD SERVICES - 2.5%
Pride Petroleum Services, Inc.,
  9.375% 05/01/07                                   1,000,000     1,045,000
R&B Falcon Corp.,
  9.500% 12/15/08                                   1,000,000     1,145,000
Varco International, Inc.,
  7.250% 05/01/11                                   1,500,000     1,475,064
                                                               ------------
                                                                  3,665,064
                                                               ------------
---------------------------------------------------------------------------
RETAIL TRADE - 4.2%
FOOD STORE - 2.3%
Delhaize America, Inc.,
  8.125% 04/15/11                                   2,000,000     2,196,600
Kroger Co.,
  7.800% 08/15/07                                   1,000,000     1,099,590
                                                               ------------
                                                                  3,296,190
                                                               ------------
MISCELLANEOUS RETAIL - 1.9%
Discover Credit,
  9.070% 03/16/12                                   2,500,000     2,843,011
                                                               ------------
---------------------------------------------------------------------------
SERVICES - 8.1%
AMUSEMENT & RECREATION - 2.3%
Harrahs Operating Co., Inc.:
  7.125% 06/01/07                                   1,000,000     1,019,840
  7.875% 12/15/05                                     500,000       516,250
Hollywood Casino Corp.,
  11.250% 05/01/07                                    750,000       815,625
International Game Technology,
  8.375% 05/15/09                                   1,000,000     1,055,000
                                                               ------------
                                                                  3,406,715
                                                               ------------
ELECTRIC SERVICES - 0.7%
Firstenergy Corp.,
  6.450% 11/15/11                                   1,000,000       976,160
                                                               ------------
HEALTH SERVICES - 3.6%
HCA-The Healthcare Co.,
  8.750% 09/01/10                                   1,500,000     1,638,750
Humana Inc.,
  7.250% 08/01/06                                   1,000,000     1,011,900
Quest Diagnostic, Inc.,
  7.500% 07/12/11                                   1,500,000     1,559,475
Tenet Healthcare Corp.,
  8.125% 12/01/08                                   1,000,000     1,072,200
                                                               ------------
                                                                  5,282,325
                                                               ------------
OTHER SERVICES - 1.5%
ERAC USA Finance Co.,
  9.125% 12/15/04 (a)                               2,000,000     2,153,840
                                                               ------------
---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 22.3%
AIR TRANSPORTATION - 0.7%
Delta Air Lines, Inc.,
  10.375% 02/01/11                                    500,000       454,840
Federal Express Corp.,
  9.650% 06/15/12                                     500,000       579,480
                                                               ------------
                                                                  1,034,320
                                                               ------------
BROADCASTING - 3.5%
CBS Corp. (formerly Westinghouse
  Electric Corp.),
  8.625% 08/01/12                                   1,000,000     1,138,070
News America Holdings, Inc.,
  9.250% 02/01/13                                   2,000,000     2,295,180
Viacom, Inc.,
  7.700% 07/30/10                                   1,500,000     1,633,830
                                                               ------------
                                                                  5,067,080
                                                               ------------
CABLE - 5.5%
Charter Communication Holdings,
  10.000% 05/15/11                                    500,000      507,500
Comcast Cable Communications, Inc.,
  7.125% 06/15/13                                   1,500,000     1,546,200
CSC Holdings, Inc.,
  8.125% 07/15/09                                   1,000,000     1,031,720
Lenfest Communications, Inc.,
  8.250% 02/15/08                                   2,000,000     2,109,180
Tele-Communications, Inc.,
  9.800% 02/01/12                                   2,400,000     2,867,424
                                                               ------------
                                                                  8,062,024
                                                               ------------
CABLE & OTHER SERVICES - 0.7%
EchoStar DBS Corp.,
  9.250% 02/01/06                                   1,000,000     1,020,000
                                                               ------------
ELECTRIC, GAS & SANITARY SERVICES - 2.8%
Allied Waste of North America, Inc.:
  7.625% 01/01/06                                     500,000       492,500
  8.500% 12/01/08 (a)                                 500,000       505,000
PSE&G Energy Holdings, Inc.,
  8.625% 02/15/08 (a)                               1,000,000     1,010,900
PSE&G Power,
  7.750% 04/15/11                                   2,000,000     2,091,920
                                                               ------------
                                                                  4,100,320
                                                               ------------
ELECTRIC SERVICES - 2.1% Calpine Corp.,
  8.500% 02/15/11                                     450,000       400,500
CMS Energy Corp.,
  9.875% 10/15/07                                     500,000       527,500
Dominion Resources, Inc.,
  8.125% 06/15/10                                   2,000,000     2,190,380
                                                               ------------
                                                                  3,118,380
                                                               ------------
PIPELINES - 2.2%
Duke Energy Field Services,
  7.875% 08/16/10                                   2,000,000     2,107,080
El Paso Energy Corp.,
  7.625% 07/15/11                                   1,000,000     1,023,100
                                                               ------------
                                                                  3,130,180
                                                               ------------
RAILROAD - 1.6%
Burlington North Santa Fe,
  9.250% 10/01/06                                   2,000,000     2,286,620
                                                               ------------
TELECOMMUNICATION - 3.2%
AT&T Wireless Group,
  7.350% 03/01/06                                   1,000,000     1,053,420
Cingular Wireless,
  6.500% 12/15/11 (a)                               1,000,000     1,013,520
Nextel Communications, Inc.,
  9.375% 11/15/09                                     500,000       392,500
Telefonos de Mexico SA,
  8.250% 01/26/06                                     500,000       529,305
Verizon Global Funding Corp.,
  7.250% 12/01/10                                   1,500,000     1,604,970
                                                               ------------
                                                                  4,593,715
                                                               ------------
TOTAL CORPORATE BONDS
  (cost of $82,209,934)                                          84,324,897
                                                               ------------
FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
---------------------------------------------------------------------------

FOREIGN GOVERNMENT BONDS - 1.0%
Government of New Zealand,
  10.000% 03/15/02
  (cost of $1,975,825)                          NZD 3,500,000     1,473,124
                                                               ------------
U.S. GOVERNMENT AGENCIES &
OBLIGATIONS - 29.7%
---------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 1.0%
Federal Home Loan Mortgage,
  5.750% 09/15/10                                 $   500,000       461,160
                                                               ------------
Federal National Mortgage Association:
  7.250% 01/15/10                                     500,000       552,265
  9.000% 07/01/09-06/01/20                            135,255       146,520
                                                               ------------
                                                                    698,785
                                                               ------------
Government National Mortgage Association:
  10.000% 10/15/17-01/15/19                            12,116        13,619
  10.500% 01/15/16-05/15/20                           122,282       139,134
  11.500% 05/15/13                                     19,958        23,156
  12.500% 11/15/10-01/15/14                            64,253        75,599
  13.000% 04/15/11                                      5,131         6,109
  14.000% 08/15/11                                      3,227         3,913
                                                               ------------
                                                                    261,530
                                                               ------------
U.S. GOVERNMENT OBLIGATIONS - 28.7%
U.S. Treasury Bonds:
  7.250% 05/15/16                                   5,000,000  $  5,780,450
  10.750% 08/15/05                                  9,250,000    11,306,645
                                                               ------------
                                                                 17,087,095
                                                               ------------
U.S. Treasury Notes:
  7.000% 07/15/06                                  12,826,000    14,180,682
  10.375% 11/15/12                                  8,250,000    10,570,313
                                                               ------------
                                                                 24,750,995
                                                               ------------
TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
  (cost of $44,362,473)                                          43,259,565
                                                               ------------

PREFERRED STOCKS - 2.3%                                SHARES
---------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 2.3%
CABLE - 0.9% CSC Holdings Ltd.,
  11.125% PIK                                          12,798     1,343,790
                                                               ------------
ELECTRIC SERVICES - 1.4%
ComEd Financing I,
  8.480%                                               78,000     1,961,700
                                                               ------------
TOTAL PREFERRED STOCKS
  (cost $3,407,584)                                               3,305,490
                                                               ------------
SHORT-TERM OBLIGATION - 6.4%                            PAR
---------------------------------------------------------------------------

Repurchase agreement with SBC Warburg
  Ltd., dated 12/31/01, due 01/02/02 at
  1.730%, collateralized by U.S.
  Treasury Notes with various
  maturities to 2027, market value
  $9,615,804 (repurchase proceeds
  $9,343,898) (cost of $9,343,000)                $ 9,343,000     9,343,000
                                                               ------------

TOTAL INVESTMENTS - 97.3%
  (cost of $141,298,816)(c)                                     141,706,076
                                                               ------------
OTHER ASSETS & LIABILITIES, NET - 2.7%                            3,887,486
---------------------------------------------------------------------------
NET ASSETS - 100.0%                                            $145,593,562
                                                               ------------

NOTES TO INVESTMENT PORTFOLIO:
---------------------------------------------------------------------------
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 2001, the value of these securities amounted to $8,602,300 which represents 5.9% of net assets.
(b) Zero coupon bond.
(c) Cost for federal income tax purposes is $143,517,839. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to timing differences and amortization/ accretion tax elections on fixed-income securities. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

As of December 31, 2001, the Fund had entered into the following forward currency contracts:

                                                              NET UNREALIZED
       CONTRACTS            IN EXCHANGE        SETTLEMENT      APPRECIATION
      TO RECEIVE                FOR               DATE        (DEPRECIATION)
----------------------------------------------------------------------------
NZD           2,260,000       US$  941,284      01/10/02         $(1,124)
EUR             186,000       US$  165,613      01/17/02             706
                                                                 -------
                                                                 $  (418)
                                                                 -------

              ACRONYM                             NAME
----------------------------------------------------------------------------
                EUR                               Euro
                PIK                         Payment-In-Kind
                NZD                       New Zealand Dollars

See notes to financial statements.

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 2001

ASSETS:
Investments, at cost                                            $141,298,816
                                                                ------------
Investments, at value                                           $141,706,076
Cash                                                                     846
Receivable for:
  Fund shares sold                                                 1,742,894
  Interest                                                         2,773,343
  Dividends                                                           76,842
Deferred Trustees' compensation plan                                   4,395
                                                                ------------
    Total Assets                                                 146,304,396
                                                                ------------
LIABILITIES:
Net unrealized depreciation on forward
  currency contracts                                                     418
Payable for:
  Fund shares repurchased                                            198,989
  Distributions                                                      313,425
  Management fee                                                      53,531
  Transfer agent fee                                                  50,610
  Audit fee                                                           22,000
  Reports to shareholders                                             20,607
  Bookkeeping fee                                                      5,043
Deferred Trustees' fee                                                 4,395
Other liabilities                                                     41,816
                                                                ------------
    Total Liabilities                                                710,834
                                                                ------------
NET ASSETS                                                      $145,593,562
                                                                ------------
COMPOSITION OF NET ASSETS:
Paid-in capital                                                 $159,551,534
Overdistributed net investment income                             (2,168,708)
Accumulated net realized loss                                    (12,196,256)
Net unrealized appreciation (depreciation) on:
  Investments                                                        407,260
  Foreign currency translations                                         (268)
                                                                ------------
NET ASSETS                                                      $145,593,562
                                                                ------------
CLASS A:
Net assets                                                      $104,715,570
Shares outstanding                                                17,575,369
                                                                ------------
Net asset value and redemption price
  per share                                                     $       5.96(a)
                                                                ------------
Maximum offering price per share
  ($5.96/0.9525)                                                $       6.26(b)
                                                                ------------
CLASS B:
Net assets                                                      $ 36,318,990
Shares outstanding                                                 6,096,040
                                                                ------------
Net asset value and offering price
  per share                                                     $       5.96(a)
                                                                ------------
CLASS C:
Net assets                                                      $  4,559,002
Shares outstanding                                                   765,121
                                                                ------------
Net asset value and offering price
  per share                                                     $       5.96(a)
                                                                ------------
(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended December 31, 2001

INVESTMENT INCOME:
Dividends                                                       $    472,730
Interest                                                           8,983,735
                                                                ------------
 Total Investment Income                                           9,456,465

EXPENSES:
Management fee                                                       680,950
Distribution fee:
  Class B                                                            254,224
  Class C                                                             25,343
Service fee                                                          341,277
Bookkeeping fee                                                       57,522
Transfer agent fee                                                   493,344
Custody fee                                                           10,291
Trustees' fee                                                          7,520
Audit fee                                                             24,309
Reports to shareholders                                               33,961
Other expenses                                                        63,699
                                                                ------------
 Total Expenses                                                    1,992,440
Fees waived by Adviser                                               (34,943)
Fees waived by Distributor -
  Class C                                                             (5,069)
Custody earnings credit                                                 (362)
                                                                ------------
  Net Expenses                                                     1,952,066
                                                                ------------
Net Investment Income                                              7,504,399
                                                                ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
  Investments                                                       (948,336)
  Foreign currency transactions                                      (91,489)
                                                                ------------
    Net realized loss                                             (1,039,825)
                                                                ------------
Net change in unrealized appreciation/depreciation on:
  Investments                                                      1,763,871
  Foreign currency translations                                      122,455
                                                                ------------
    Net change in unrealized appreciation/depreciation             1,886,326
                                                                ------------
Net Gain                                                             846,501
                                                                ------------
Increase in Net Assets from Operations                          $  8,350,900
                                                                ------------

See notes to financial statements.

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
INCREASE (DECREASE)                                     ------------------------------
IN NET ASSETS:                                                   2001             2000
---------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                   $   7,504,399    $   9,489,191
Net realized loss on investments and foreign currency
  transactions                                             (1,039,825)      (7,254,570)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations             1,886,326        6,906,698
                                                        -------------    -------------
    Net Increase from Operations                            8,350,900        9,141,319
                                                        -------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                (6,409,195)      (7,232,339)
    Class B                                                (1,934,148)      (2,329,076)
    Class C                                                  (195,433)        (191,085)
Return of capital:
    Class A                                                   (78,358)            --
    Class B                                                   (26,697)            --
    Class C                                                    (2,672)            --
                                                        -------------    -------------
Total Distributions Declared to Shareholders               (8,646,503)      (9,752,500)
                                                        -------------    -------------
SHARE TRANSACTIONS:
Class A:
  Subscriptions                                            57,165,925       10,918,205
  Distributions reinvested                                  3,551,749        3,991,531
  Redemptions                                             (50,851,478)     (22,509,214)
                                                        -------------    -------------
    Net Increase (Decrease)                                 9,866,196       (7,599,478)
                                                        -------------    -------------
Class B:
  Subscriptions                                            17,726,159        6,969,267
  Distributions reinvested                                  1,129,864        1,343,400
  Redemptions                                             (15,331,462)     (14,741,138)
                                                        -------------    -------------
    Net Increase (Decrease)                                 3,524,561       (6,428,471)
                                                        -------------    -------------
Class C:
  Subscriptions                                             5,815,980        2,325,785
  Distributions reinvested                                    111,926          129,523
  Redemptions                                              (3,783,765)      (2,734,911)
                                                        -------------    -------------
    Net Increase (Decrease)                                 2,144,141         (279,603)
                                                        -------------    -------------
Net Increase (Decrease) from Share Transactions            15,534,898      (14,307,552)
                                                        -------------    -------------
Total Increase (Decrease) in Net Assets                    15,239,295      (14,918,733)
NET ASSETS:
Beginning of period                                       130,354,267      145,273,000
                                                        -------------    -------------
End of period (including (overdistributed)
  undistributed net investment income of
  $(2,168,708) and $98,576, respectively)               $ 145,593,562    $ 130,354,267
                                                        -------------    -------------

CHANGES IN SHARES:
Class A:
  Subscriptions                                             9,488,951        1,853,507
  Issued for distributions  reinvested                        588,924          678,599
  Redemptions                                              (8,434,069)      (3,825,972)
                                                        -------------    -------------
    Net Increase (Decrease)                                 1,643,806       (1,293,866)
                                                        -------------    -------------
Class B:
  Subscriptions                                             2,935,934        1,183,256
  Issued for distributions  reinvested                        187,309          228,379
  Redemptions                                              (2,544,188)      (2,505,822)
                                                        -------------    -------------
    Net Increase (Decrease)                                   579,055       (1,094,187)
                                                        -------------    -------------
Class C:
  Subscriptions                                               961,861          393,333
  Issued for distributions  reinvested                         18,544           22,012
  Redemptions                                                (623,463)        (463,719)
                                                        -------------    -------------
    Net Increase (Decrease)                                   356,942          (48,374)
                                                        -------------    -------------

See notes to financial statements.

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 2001

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION

Liberty Income Fund (the "Fund"), a series of Liberty Funds Trust I, formerly Colonial Trust I, is a diversified portfolio of a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. The Fund's investment objective is to seek as high a level of current income and total return as is consistent with prudent risk, by investing primarily in corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed on Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS

All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

       YEAR OF EXPIRATION          CAPITAL LOSS CARRYFORWARD
       ------------------          -------------------------

              2002                        $ 1,006,516
              2007                          1,857,128
              2008                          4,887,690
              2009                          3,855,332
                                          -----------
                                          $11,606,666
                                          -----------

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Additionally, $14,813 of currency losses and $441,856 of net capital losses attributable to security transactions incurred after October 31, 2001, are treated as arising on January 1, 2002, the first day of the Fund's next taxable year.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

The value of additional securities received as interest or dividend payments is recorded as income and as the cost basis of such securities.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change did not impact total net assets of the Fund, but resulted in a $1,470,892 decrease in cost of securities and a corresponding $1,470,892 increase in net unrealized appreciation based on securities held by the Fund on January 1, 2001.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $922,708, increase net unrealized appreciation by $600,397 and increase net realized gains by $322,311. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

DISTRIBUTIONS TO SHAREHOLDERS

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The following reclassifications have been made to the financial statements:

                           INCREASE (DECREASE)
---------------------------------------------------------------------------
                               OVERDISTRIBUTED           ACCUMULATED
                               NET INVESTMENT           NET REALIZED
     PAID-IN CAPITAL               INCOME                GAIN (LOSS)
---------------------------------------------------------------------------
     $     --                     $237,985               $(237,985)

These differences are primarily due to foreign currency transactions and amortization/accretion of fixed income securities. Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

FOREIGN CURRENCY TRANSACTIONS

Net realized and unrealized gains (losses) on foreign currency transactions includes the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains or losses which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. When a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholding with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.50% annually of the Fund's average daily net assets. Effective July 1, 2001, the Advisor has agreed to voluntarily waive 0.05% annually of the Fund's average daily net assets.

On November 1, 2001, Liberty Financial Companies, Inc., the former parent of the Advisor, completed the sale of its asset management business, including the Advisor, to Fleet National Bank ("Fleet"). This transaction resulted in a change of control of the Advisor and, therefore, an assignment of the Advisor's investment advisory contract with the Fund to Fleet. The Fund had obtained approval of a new investment advisory contract by the Fund's Board of Trustees and shareholders, which became effective upon completion of the sale. The new contract is identical to the prior contract in all material respects except for its effective and termination dates.

BOOKKEEPING FEE

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

During the period January 1, 2001 to June 30, 2001, the Advisor provided bookkeeping and pricing services to the Fund for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average daily net assets over $50 million. Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

TRANSFER AGENT FEE

Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out-of-pocket expenses.

Prior to July 1, 2001, the Transfer Agent received a monthly fee of 0.07% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions and received reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Advisor, is the Fund's principal underwriter. For the year ended December 31, 2001, the Fund has been advised that the Distributor retained net underwriting discounts of $13,891 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $264, $81,079, and $197 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average daily net assets attributable to Class B shares and Class C shares. The Distributor has agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.60% annually.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY

During the year ended December 31, 2001, purchases and sales of investments, other than short-term obligations, were $145,361,812, and $136,509,657, respectively, of which $48,345,566 and $45,087,379, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at December 31, 2001, based on cost of investments for financial statement purposes was:

Gross unrealized appreciation                $ 1,856,963
Gross unrealized depreciation                 (3,668,726)
                                             -----------
  Net unrealized depreciation                $(1,811,763)
                                             -----------

OTHER

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. LINE OF CREDIT

The Fund may borrow up to 3313% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 12 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 12 of 1%. There were no borrowings under the line of credit during the year ended December 31, 2001.

--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------------------
CLASS A SHARES                                2001               2000           1999            1998            1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $      5.96        $      5.98    $      6.56     $      6.50     $      6.41
                                       -----------        -----------    -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                  0.34(c)            0.43           0.45            0.45            0.44
Net realized and unrealized gain
  (loss) on investments and foreign
  currency                                    0.06(c)           (0.01)         (0.57)           0.06            0.09
                                       -----------        -----------    -----------     -----------     -----------
Total from Investment Operations              0.40               0.42          (0.12)           0.51            0.53
                                       -----------        -----------    -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.40)             (0.43)         (0.46)          (0.45)          (0.44)
Return of capital                             --  (d)           (0.01)          --              --              --
                                       -----------        -----------    -----------     -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.40)             (0.44)         (0.46)          (0.45)          (0.44)
                                       -----------        -----------    -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      5.96        $      5.96    $      5.98     $      6.56     $      6.50
                                       -----------        -----------    -----------     -----------     -----------
Total return (e)(f)                           6.75%              7.39%         (1.86)%          8.13%           8.67%
                                       -----------        -----------    -----------     -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                  1.23%              1.22%          1.13%           1.09%           1.11%
Net investment income (g)                     5.71%(c)           7.32%          7.15%           7.16%           6.98%
Waiver/reimbursement                          0.03%              --             --              --              --
Portfolio turnover rate                        105%                81%           102%            161%            281%
Net assets, end of period (000's)      $   104,716        $    95,018    $   103,011     $   119,002     $   120,336

(a) Per share data was calculated using average shares outstanding during the period.
(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax bas is net investment income.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting
    Guide for Investme nt Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 6.39% to 5.71%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge. (f)Had the Advisor not waived a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------------------
CLASS B SHARES                                2001               2000           1999            1998            1997
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $      5.96        $      5.98    $      6.56     $      6.50     $      6.41
                                       -----------        -----------    -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                  0.30(c)            0.39           0.40            0.40            0.39
Net realized and unrealized gain (loss) on
  investments and foreign currency            0.05(c)           (0.01)         (0.57)           0.06            0.09
                                       -----------        -----------    -----------     -----------     -----------
Total from Investment Operations              0.35               0.38          (0.17)           0.46            0.48
                                       -----------        -----------    -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.35)             (0.39)         (0.41)          (0.40)          (0.39)
Return of capital                             --  (d)           (0.01)          --              --              --
                                       -----------        -----------    -----------     -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.35)             (0.40)         (0.41)          (0.40)          (0.39)
                                       -----------        -----------    -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      5.96        $      5.96    $      5.98     $      6.56     $      6.50
                                       -----------        -----------    -----------     -----------     -----------
Total return (e)(f)                           5.96%              6.60%         (2.60)%          7.32%           7.87%
                                       -----------        -----------    -----------     -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)                                  1.98%              1.97%          1.88%           1.84%           1.86%
Net investment income (g)                     4.96%(c)           6.57%          6.40%           6.41%           6.23%
Waiver/reimbursement                          0.03%              --             --              --              --
Portfolio turnover rate                        105%                81%           102%            161%            281%
Net assets, end of period (000's)      $    36,319        $    32,902    $    39,532     $    40,828     $    36,128

(a) Per share data was calculated using average shares outstanding during the period.

(b) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax bas is net investment income.
(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting
    Guide for Investme nt Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.64% to 4.96%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Rounds to less than $0.01.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge. (f)Had the Advisor not waived a portion of expenses, total return would have been reduced.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

--------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------

Selected data for a share outstanding throughout each period is as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                       -----------------------------------------------------------------------------
CLASS C SHARES                                2001               2000           1999            1998         1997(a)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $      5.96        $      5.98    $      6.56     $      6.50     $      6.53
                                       -----------        -----------    -----------     -----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)(c)                  0.31(d)            0.40           0.41            0.41            0.17
Net realized and unrealized gain (loss) on
  investments and foreign currency            0.05(d)           (0.01)         (0.57)           0.06           (0.03)(e)
                                       -----------        -----------    -----------     -----------     -----------
Total from Investment Operations              0.36               0.39          (0.16)           0.47            0.14
                                       -----------        -----------    -----------     -----------     -----------
LESS DISTRIBUTIONS DECLARED TO
SHAREHOLDERS:
From net investment income                   (0.36)             (0.40)         (0.42)          (0.41)          (0.17)
Return of capital                            --   (f)           (0.01)          --              --              --
                                       -----------        -----------    -----------     -----------     -----------
Total Distributions Declared to
Shareholders                                 (0.36)             (0.41)         (0.42)          (0.41)          (0.17)
                                       -----------        -----------    -----------     -----------     -----------
NET ASSET VALUE, END OF PERIOD         $      5.96        $      5.96    $      5.98     $      6.56     $      6.50
                                       -----------        -----------    -----------     -----------     -----------
Total return (g)(h)                           6.12%              6.76%         (2.45)%          7.48%           2.17%(i)
                                       -----------        -----------    -----------     -----------     -----------
RATIOS TO AVERAGE NET ASSETS:
Expenses (j)                                  1.83%              1.82%          1.73%           1.69%           1.71%(k)
Net investment income (j)                     5.11%(d)           6.72%          6.55%           6.56%           6.35%(k)
Waiver/reimbursement                          0.18%              0.15%          0.15%           0.15%           0.15%(k)
Portfolio turnover rate                        105%                81%           102%            161%            281%
Net assets, end of period (000's)      $     4,559        $     2,434    $     2,730     $     2,622     $       240

(a) Class C shares were initially offered on August 1, 1997. Per share reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c)The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax bas is net investment income.
(d) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting
    Guide for Investme nt Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gain/loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.79% to 5.11%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to th e timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(f) Rounds to less than $0.01.
(g) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales c harge. (h)Had the Advisor and Distributor not waived a portion of expenses, total return would have been reduced.
(i) Not annualized.
(j) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.
(k) Annualized.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF LIBERTY FUNDS TRUST I AND THE SHAREHOLDERS OF LIBERTY INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Income Fund (the "Fund") (a series of Liberty Funds Trust I) at December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with audit standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2002

--------------------------------------------------------------------------------
UNAUDITED INFORMATION
--------------------------------------------------------------------------------

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS

On September 26, 2001, a Special Meeting of Shareholders of the Liberty Income Fund was held to conduct a vote for or against the approval of the following item listed on the Fund's Proxy Statement for said Meeting. On July 16, 2001, the record date for the Meeting, the Fund had 22,487,923.863 shares outstanding. The votes cast were as follows:

                                                                                                % OF SHARES TO     % OF SHARES TO
                                                                                                 TOTAL SHARES       TOTAL SHARES
PROPOSAL 1: To approve a new investment advisory agreement:                     SHARES           OUTSTANDING            VOTED
-----------------------------------------------------------------------------------------------------------------------------------
For                                                                         14,957,040.694          66.51%             95.23%
Against                                                                        278,202.864           1.24%              1.77%
Abstain                                                                        470,624.270           2.09%              3.00%

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

The Trustees serve terms of indefinite duration. The names of the Trustees and officers of the Liberty Funds, the date each was first elected or appointed to office, their principal occupations and other directorships they have held during at least the last five years, are shown below. The Statement of Additional Information (SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-426-3750.

                                                                                                  NUMBER OF
                                                                                               PORTFOLIOS IN
                                            YEAR FIRST                                         FUND COMPLEX
                                            ELECTED OR                                            OVERSEEN          OTHER
                            POSITION WITH   APPOINTED        PRINCIPAL OCCUPATION(s)                 BY          DIRECTORSHIPS
 NAME, ADDRESS AND AGE      LIBERTY FUNDS   TO OFFICE        DURING PAST FIVE  YEARS               TRUSTEE           HELD
DISINTERESTED TRUSTEES
Douglas A. Hacker (Age 46)       Trustee     2000     President of UAL Loyalty Services and          103             None
c/o Liberty Funds Group LLC                           Executive Vice President of United Airlines
One Financial Center                                  (airline) since September, 2001 (formerly
Boston, MA 02111                                      Executive Vice President from July, 1999 to
                                                      September, 2001); Chief Financial Officer
                                                      of United Airlines since July, 1999; Senior
                                                      Vice President and Chief Financial Officer
                                                      of UAL, Inc. prior thereto.

Janet Langford Kelly (Age 44)    Trustee     2000     Executive Vice President - Corporate           103             None
c/o Liberty Funds Group LLC                           Development and Administration, General
One Financial Center                                  Counsel and Secretary, Kellogg Company
Boston, MA 02111                                      (food manufacturer), since September, 1999;
                                                      Senior Vice President, Secretary and
                                                      General Counsel, Sara Lee Corporation
                                                      (branded, packaged, consumer-products
                                                      manufacturer) prior thereto.

Richard W. Lowry (Age 65)        Trustee     1995     Private Investor since August, 1987            105             None
c/o Liberty Funds Group LLC                           (formerly Chairman and Chief Executive
One Financial Center                                  Officer, U.S. Plywood Corporation (building
Boston, MA 02111                                      products manufacturer)).

Salvatore Macera (Age 70)        Trustee     1998     Private Investor since 1981 (formerly          103             None
c/o Liberty Funds Group LLC                           Executive Vice President and Director of
One Financial Center                                  Itek Corporation (electronics) from 1975 to
Boston, MA 02111                                      1981).

Charles R. Nelson (Age 59)       Trustee     2000     Van Voorhis Professor, Department of           103             None
c/o Liberty Funds Group LLC                           Economics, University of Washington;
One Financial Center                                  consultant on econometric and statistical
Boston, MA 02111                                      matters.

John J. Neuhauser (Age 58)       Trustee     1985     Academic Vice President and Dean of            105         Saucony, Inc.
c/o Liberty Funds Group LLC                           Faculties since August, 1999, Boston                    (athletic footwear)
One Financial Center                                  College (formerly Dean, Boston College                    SkillSoft Corp.
Boston, MA 02111                                      School of Management from September, 1977                  (e-learning).
                                                      to September, 1999).

Thomas E. Stitzel (Age 65)       Trustee     1998     Business Consultant since 1999 (formerly       103             None
c/o Liberty Funds Group LLC                           Professor of Finance from 1975 to 1999 and
One Financial Center                                  Dean from 1977 to 1991, College of
Boston, MA 02111                                      Business, Boise State University);
                                                      Chartered Financial Analyst.

Thomas C. Theobald (Age 64)      Trustee     2000     Managing Director, William Blair Capital       103       Xerox Corporation
c/o Liberty Funds Group LLC                           Partners (private equity investing) since             (business products and
One Financial Center                                  1994 (formerly Chief Executive Officer and              services), Anixter
Boston, MA 02111                                      Chairman of the Board of Directors,                   International (network
                                                      Continental Bank Corporation).                           support equipment
                                                                                                           distributor), Jones Lang
                                                                                                             LaSalle (real estate
                                                                                                           management services) and
                                                                                                               MONY Group (life
                                                                                                                  insurance).

Anne-Lee Verville (Age 56)       Trustee     1998     Chairman of the Board of Directors, Enesco     103   LearnSomething.com, Inc.
c/o Liberty Funds Group LLC                           Group, Inc. (designer, importer and                     (online educational
One Financial Center                                  distributor of giftware and collectibles);            products and services).
Boston, MA 02111                                      author and speaker on educational systems
                                                      needs (formerly General Manager, Global
                                                      Education Industry from 1994 to 1997, and
                                                      President, Applications Solutions Division
                                                      from 1991 to 1994, IBM Corporation (global
                                                      education and global applications)).

INTERESTED TRUSTEES

William E. Mayer* (Age 61)       Trustee     1994     Managing Partner, Park Avenue Equity           105    Lee Enterprises (print
c/o Liberty Funds Group LLC                           Partners (venture capital) since 1998                 and on-line media), WR
One Financial Center                                  (formerly Founding Partner, Development                   Hambrecht + Co.
Boston, MA 02111                                      Capital LLC from November, 1996 to                      (financial service
                                                      February, 1999; Dean and Professor, College            provider) and Systech
                                                      of Business and Management, University of             Retail Systems (retail
                                                      Maryland from October, 1992 to November,                industry technology
                                                      1996).                                                provider); First Health
                                                                                                                (health care).

Joseph R. Palombo* (Age 48)    Trustee and   2000     Chief Operating Officer of Fleet Asset         103             None
One Financial Center           Chairman of            Management since November, 2001; formerly
Boston, MA 02111                the Board             Chief Operations Officer of Mutual Funds,
                                                      Liberty Financial Companies, Inc. from
                                                      August, 2000 to November, 2001; Executive
                                                      Vice President of Stein Roe & Farnham
                                                      Incorporated (Stein Roe) since April, 1999;
                                                      Executive Vice President and Director of
                                                      Colonial Management Associates, Inc.
                                                      (Colonial) since April, 1999, Executive
                                                      Vice President and Chief Administrative
                                                      Officer of Liberty Funds Group LLC (LFG)
                                                      since April, 1999; Director of Stein Roe
                                                      since September, 2000; Trustee and Chairman
                                                      of the Board of the Stein Roe Mutual Funds
                                                      since October, 2000; Manager of Stein Roe
                                                      Floating Rate Limited Liability Company
                                                      since October, 2000 (formerly Vice
                                                      President of the Liberty Funds from April,
                                                      1999 to August, 2000; Chief Operating
                                                      Officer, Putnam Mutual Funds from 1994 to
                                                      1998).

OFFICERS

Keith T. Banks (Age 46)         President    2001     President of the Liberty Funds since
Fleet Asset Management                                November, 2001; Chief Investment Officer
590 Madison Avenue, 36th Floor                        and Chief Executive Officer of Fleet Asset
Mail Stop NY EH 30636A                                Management since 2000 (formerly Managing
New York, NY 10022                                    Director and Head of U.S. Equity, J.P.
                                                      Morgan Investment Management from 1996 to

Vicki L. Benjamin (Age 40)       Chief       2001     Chief Accounting Officer of the Liberty
One Financial Center           Accounting             Funds and Liberty All-Star Funds since
Boston, MA 02111                Officer               June, 2001; Vice President of LFG since
                                                      April, 2001 (formerly Vice President,
                                                      Corporate Audit, State Street Bank and
                                                      Trust Company from May, 1998 to April,
                                                      2001; Audit Manager from July, 1994 to
                                                      June, 1997; Senior Audit Manager from
                                                      July, 1997 to May, 1998, Coopers &
                                                      Lybrand LLP).

J. Kevin Connaughton (Age 37)  Treasurer     2000     Treasurer of the Liberty Funds and of
One Financial Center                                  the Liberty All-Star Funds since
Boston, MA 02111                                      December, 2000 (formerly Controller of
                                                      the Liberty Funds and of the Liberty
                                                      All-Star Funds from February, 1998 to
                                                      October, 2000); Treasurer of the Stein
                                                      Roe Funds since February, 2001
                                                      (formerly Controller from May, 2000 to
                                                      February, 2001); Senior Vice President
                                                      of LFG since January, 2001 (formerly
                                                      Vice President from April, 2000 to
                                                      January, 2001; Vice President of
                                                      Colonial from February, 1998 to
                                                      October, 2000; Senior Tax Manager,
                                                      Coopers & Lybrand, LLP from April, 1996
                                                      to January, 1998).

Michelle G. Azrialy (Age 32)   Controller    2001     Controller of the Liberty Funds and of
One Financial Center                                  the Liberty All-Star Funds since May,
Boston, MA 02111                                      2001, Vice President of LFG since
                                                      March, 2001 (formerly Assistant Vice
                                                      President of Fund Administration from
                                                      September, 2000 to February, 2001;
                                                      Compliance Manager of Fund
                                                      Administration from September, 1999
                                                      to August, 2000) (formerly Assistant
                                                      Treasurer, Chase Global Fund Services -
                                                      Boston from August, 1996 to September,
                                                      1999).

Jean S. Loewenberg (Age 56)    Secretary     2002     Secretary of the Liberty Funds and of
One Financial Center                                  the Liberty All-Star Funds since
Boston, MA 02111                                      February, 2002; Vice President and
                                                      Group Senior Counsel, Fleet National
                                                      Bank since November, 1996.


IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.

Annual Report:
Liberty Income Fund

                              GIVE ME LIBERTY.(R)

LIBERTY FUNDS BELIEVES IN FINANCIAL CHOICE

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kid's education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

LIBERTY BELIEVES IN PROFESSIONAL ADVICE

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.

Liberty Income Fund  ANNUAL REPORT, DECEMBER 31, 2001

                                                                  -------------
[Graphic                                                            PRESORTED
 Omitted]  L I B E R T Y                                             STANDARD
           -----------------                                      U.S. POSTAGE
                   F U N D S                                          PAID
                                                                  HOLLISTON, MA
                                                                  PERMIT NO. 20
                                                                  -------------

Liberty Funds Distributor, Inc. (C)2002
One Financial Center, Boston, MA 02111-2621, 800-400-1171 www.libertyfunds.com

                                               717-02/458I-0102 (02/02) 02/0230